Confidential treatment has been requested by Constar International Inc. pursuant to Rule 406. All non-public information has been filed with the Securities and Exchange Commission.

Exhibit 10.15

Constar

SUPPLY AGREEMENT

This Supply Agreement (hereinafter “Agreement”) is made and entered into as of the 1st day of January, 1998 by and between, Constar, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Crown Cork and Seal Company, Inc., with offices at One Crown Way, Philadelphia, PA, 19154 (hereinafter “Seller”), and New Century Beverage (NCB), a California corporation, and a wholly owned subsidiary of PepsiCo, Inc. with offices at Routes 35 and 100, Somers, New York 10589-2201 (hereinafter “Buyer”).

WHEREAS, Buyer desires to purchase polyethylene terephthalate (PET) beverage containers from Seller; and

WHEREAS, Seller wishes to sell PET beverage containers to Buyer, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, the parties hereto agree as follows:

1.    DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Contract Year” shall mean each twelve month period commencing on January 1, 1998, and ending on the following December 31 during the Term of the Agreement.

“Container” shall mean a 12 oz., 16 oz., 20 oz., 24 oz., 32 oz., or 64 oz. Allsport or 1-liter, 2-liter, or 3 liter plastic container and other size plastic containers as may be supplied hereunder and manufactured in accordance with the specifications and qualifications referenced in Exhibit A annexed hereto, or any revised designs, specifications and qualifications developed by the Buyer during the Term.

“Conversion Costs” shall mean the total cost of manufacturing Containers, except for the cost of PET prime resin and labeling, but including direct labor, direct materials other than resin, utilities, rental expense and depreciation.

2.    TERM

This Agreement shall be effective as of the date set forth above, and shall remain in effect until the close of business on the respective dates set forth in Exhibit B with respect to each cell, also as described in Exhibit B, unless terminated earlier in accordance with provisions of Paragraph 17 hereof.

3.    SALE AND PURCHASE

Commencing on January 1, 1998, Seller agrees to sell and the Buyer agrees to purchase the annual quantities of Containers listed for the existing or replacement locations as described in Exhibit B for the timeframes specified. For the calendar year 1998, the total Container forecast to be supplied by Seller is 1.96 billion plastic Containers. During the terms listed in Exhibit B for each of the cells, Buyer will not reduce the [***] in any future years below the [***] level.

Plastic Containers required for locations acquired by Buyer subsequent to the execution of this agreement are not included in this agreement.

On or before December 1, preceding each Contract Year, Buyer will provide Seller with its forecast of the anticipated requirements for each size of Container during the next Contract Year. Buyer’s current forecast for the first year of the term are set forth in the Exhibit B attached. Buyer agrees to buy at least [***] of the forecasted amounts listed in Exhibit B, and Seller guarantees to supply up to [***] of the forecasted units if requested by Buyer. Any incremental capital to support Buyer’s annual requirements above the capacity installed in support of the 1999 requirements, will be evaluated by both parties prior to spending and approved by a letter amendment to this Agreement. Notwithstanding anything in this agreement to the contrary, should Buyer and Seller not agree on any incremental capital to support Buyer’s requirements above the anticipated 1999 Container forecast, Buyer shall have the right to source such additional Container volume elsewhere at Buyer’s expense and Seller shall have no further obligation or liability to Buyer with respect to such Containers.

It is anticipated that the Seller will supply Containers from the manufacturing facilities specified in Exhibit B to the filling locations specified in Exhibit B, however, all Containers purchased by the Buyer in a particular cell during the Term, regardless of the place of manufacture or place of delivery, shall be credited towards the volume targets for that particular cell set forth in Exhibit B. Any changes in Seller’s supply points of origin to Buyer’s filling locations as listed in Exhibit B will be by mutual agreement of both parties.

In the event Seller is unable to supply all or part of [***] of the current calendar year forecast of Buyer’s volume requirement of Containers, unless caused by force majeure or caused by a new design Container Buyer requests Seller to manufacture during the calendar year without proper notice, Buyer may secure an alternative source for Containers, and any additional costs including, but not limited to, conversion, freight, resin and labels for Containers secured from such other source will be charged to Seller, not to exceed [***] of the current Contract Price and the quantity of Containers secured from other source will be credited against the annual quantity set forth in Exhibit B. The parties will use their best efforts to minimize the volume and duration of any such shortfall, and any [***] necessary to cover such shortfall.

[***] Confidential treatment requested

If Buyer does not purchase [***] of the forecasted requirements in any given year, Buyer agrees to [***] an [***] according to the [***] set forth in Exhibit F; provided Seller agrees to use its best efforts to [***] business.

In addition, Buyer shall provide Seller with a rolling three-month forecast of its requirements by size and label, revised monthly. Actual shipping release will be issued one week in advance of shipment, in full truck-load quantities. Buyer will use its best efforts to update its release forecast so as to enable Seller to maintain a combined average production inventory of no more than [***] days supply of containers; provided, however, that during periods of peak demand, Seller may be required to build a greater production inventory of certain size Containers, in order to meet Buyer’s seasonably adjusted requirement for Containers. If additional storage space is required to accommodate a greater production inventory, Seller will advise Buyer and will secure approval from Buyer prior to obtaining additional storage space. [***] Seller and Buyer shall cooperate to minimize the quantity of the excess inventory and the cost of acquiring such additional storage space.

In the event Buyer changes label design, or container specifications, or in the event Buyer discontinues any brand or size of Container during the term, Buyer shall be responsible for any Containers produced by Seller and labels purchased by Seller prior to notification of the change or discontinuance up to a maximum one (1) month inventory of the affected Container, and a three (3) month inventory of the affected labels, unless prior to such change, Buyer specifically approved in writing maintaining inventory levels above these amounts. Seller shall invoice Buyer for any obsolete inventory within 90 days, and Buyer will be responsible for carrying costs of inventory that is greater than 90 days old.

4.    NEW CONTAINER DESIGN

(a)  Provided Buyer gives Seller a reasonable period of time in which to secure new molds or make any necessary modifications or adjustments to its production lines, Buyer may revise the design of the Containers supplied hereunder, and Seller agrees to produce the new design and supply such Containers to Buyer. Similarly, in the event that a technological development that improves performance or lowers the production cost of Containers becomes generally available to Buyer from other third party container suppliers, and such development is reasonably available to Seller, Seller agrees to incorporate such development in the Containers supplied hereunder and to supply such Containers to Buyer within a mutually agreed time period.

(b)  In the event Seller is unable to supply a new design or new technology Container at mutually acceptable economics, replacing a specific container item specified in Exhibit B, requested by Buyer within a commercially reasonable time (which unless otherwise agreed will not exceed six months from the date of written request), Buyer shall have the right to secure such Containers from an alternate source, and credit such purchases against the annual quantities set forth above, and Seller shall have no further obligation or liability to Buyer with respect to such container.

(c)  Any adjustment to the Contract Price resulting from a change in the design of the Containers or adoption of new technology shall be negotiated in good faith by the

[***] Confidential treatment requested

parties, taking into consideration the cost savings, or expenses associated with the new design, and any capital investment and implementation costs required to produce the Containers as set forth in paragraph 5(c) below.

5.    CONTRACT PRICE

(a)  The Contract Prices to be charged to Buyer under this Agreement are set forth in Exhibit C attached. All of the Contract Prices are for Containers bulk palletized, stretch wrapped and strapped only, F.O.B. Seller’s manufacturing plant, provided, however, that Seller retain title and risk of loss of all Containers until acceptance of delivery at Buyer’s locations unless Buyer arranges transportation, in which case, title and risk of loss shall pass to Buyer upon delivery of containers to the carrier at Seller’s loading dock. Contract Prices do not include label costs or application charges or other secondary packaging such as cornerposts. If Seller is required to [***] covered under this Agreement, [***] as set forth in Exhibit D will be [***]. Buyer agrees to make payment in full within [***] calendar days of receipt of shipments at Buyer’s locations.

[***] plastic content in the manufacture of the Containers, [***] on the manufacture of plastic beverage containers.

[***]

Buyer shall have the option at any time during the term [***] to Seller as provided in Paragraph 14 hereof. In addition, in the event Buyer [***] to any of Buyer’s other plastic container suppliers, Buyer will use its best efforts to [***] for Containers supplied hereunder to other such plastic Container suppliers. In the event Buyer is able [***] and Seller is unable to [***] Buyer’s other plastic Container suppliers will not be included in [***] under [***] below. Conversely, in the event Seller [***] Buyer’s other plastic container suppliers, the difference between the [***] and the Seller’s [***] Buyer’s other plastic container suppliers will not be [***] below, or [***] below.

Conversion cost savings are expected to result in decreases in the Contract Prices for specified size Containers based on current designs. Seller therefore guarantees to reduce conversion costs as listed in Exhibit C for the 2nd, and 3rd

[***] Confidential treatment requested

through the 5th Contract Years. Seller also guarantees that the Conversion Costs included in the Contract Price charged to Buyer will not increase during the term of this Agreement, [***]

Additional price declines in the form of rebates, as specified in Exhibit C; volume price reduction, will be issued to Buyer as a result of the achievement of annual purchase volumes in excess of base levels for 12oz., 16oz., 24oz., and 3 liter plastic Containers.

(b)  [***]

(c)  Any [***] realized in the manufacture of the Containers covered by this Agreement, which are the result of [***] attributable to [***] employed in the production or manufacture of the Containers which require [***] by Seller shall be [***] by the parties, provided, however, that all of the [***]. During the term of this contract, any potential [***] on the [***] will be [***] provided Buyer and Seller mutually agree on the packaging change caused by the [***] and the proposed [***] passes all of Buyer’s packaging qualifications and specifications.

The implementation costs, capital investment, savings in the cost of manufacturing, and the economic life of all cost reduction projects shall be calculated in accordance with Seller’s standard methods for measuring and assessing capital projects. These methods will remain unchanged for the term of this agreement.

(d)  [***]

[***] Confidential treatment requested

               [***]

(e)  The calculations contemplated in paragraphs 5(b) and 5(d) shall not include [***] set forth in Exhibit C.

(f)  If there is a dispute as to the pricing calculations under this Agreement, the parties shall provide all reasonably necessary information or material to an independent certified public accounting firm, and the parties shall abide by the determination of such accounting firm. For disputes involving audits of the Seller’s information, the parties agree to use Price Waterhouse LLC. For disputes involving audits of the Buyer’s information, the parties agree to use KPMG Peat Marwick LLP. The parties shall equally share the cost of the fees charged by said accounting firm.

6.    WARRANTY

(a)  ALL WARRANTIES RELATING TO THE PRODUCTS ARE EXPRESSED IN THIS AGREEMENT ONLY, THERE ARE NO OTHER WARRANTIES, EXPRESSED OR IMPLIED.

(b)  Seller represents and warrants:

(i)  that the Containers it manufactures pursuant to Buyer’s orders will (a) conform in all respects to the specifications set forth in Exhibit A, (b) be merchantable and fit for the purpose for which they are intended, namely, a commercially acceptable container for soft drink beverages and (c) meet Buyer’s applicable shelf-life for the mutually agreed period specified in the applicable specification for the specific soft drink product;

(ii)  that the Containers and materials which Seller supplies and uses in connection with the manufacture of the Containers (a) will be free of defects in materials and workmanship, (b) are permissible under presently existing regulations under the Federal Food Additives Amendment and any other applicable federal rules and regulations and under applicable state laws and (c) are neither unsafe food additives nor adulterated nor misbranded and the Containers manufactured from such substances may be introduced into interstate commerce within the provisions of the Federal Food, Drug and Cosmetic Act; and

(iii)  that each pallet of Containers shall have attached thereto a slip indicating the date and shift when such Containers were produced or such other documentation as is mutually acceptable.

If the Containers do not conform to the warranties contained in this paragraph, Seller shall use its best efforts to replace in a timely manner the nonconforming Containers. If Seller does not so replace the nonconforming Containers,   [***]

[***] Confidential treatment requested

[***]

(c)  Seller agrees to defend, indemnify and hold Buyer harmless from and against any and all costs, losses, liabilities, damages, claims or expenses arising out of third party claims for property damage or personal injury (including, without limitation, reasonable legal fees and expenses incurred in defending against any such claims), excepting claims related to faulty closure assembly by NCB or NCB’s packing, handling, or distributing not in accordance with the customary good commercial practices incurred by Buyer and to the extent attributable to any misrepresentation or breach by Seller of the warranties set forth in this paragraph. Buyer agrees to cooperate in the defense thereof (which will include such matters as providing Buyer employees for interview, deposition and testimony at trial and production of relevant documents) and grants Seller the right to handle, defend or otherwise dispose of such claim as it may determine.

7.    FORCE MAJEURE

Neither party shall be liable for failure or delay in performance under this Agreement due in whole or in part to causes such as an act of God, strike, lockout or other labor dispute, civil commotion, sabotage, fire, flood, explosion, acts of any government, unforeseen shortages or unavailability of fuel, power, transportation, raw materials or supplies, inability to obtain or delay in obtaining necessary equipment or governmental approvals, permits, licenses or allocations, and any other causes which are not within the reasonable control of the party affected, whether or not of the kind specifically enumerated above. Either party affected by any such circumstances shall promptly give written notice thereof to the other party. During any such period, Seller shall allocate its available supply among its customers in the same proportion as existed before the occurrence of any such circumstances. Performance of this agreement shall be resumed as quickly as reasonably possible after the party affected by any such circumstances has notified the other party that the condition(s) is/are remedied.

8.    PATENTS, TRADEMARKS, COPYRIGHTS AND UNFAIR COMPETITION

(a)  Seller guarantees to Buyer that the Containers manufactured and the use thereof in the form furnished by Seller will not in itself infringe any valid United States patent. In the event of claim of any such patent infringement and provided that Seller is promptly notified thereof and given the complete defense and right to dispose at such claim, and provided that the Buyer shall provide reasonable assistance, at its own expense, to Seller in defending such a claim. Seller, as its only obligation, agrees to defend, indemnify, and hold Buyer harmless from and against any awards or claims against Buyer as the result of such actual or alleged infringement. Upon the institution of any suit or action alleging infringement against Buyer, Seller may (i) pay the royalties claimed, or (ii) furnish non infringing Containers, provided they are acceptable to Buyer, or (iii) at Seller’s sole option, continue to supply the allegedly infringing Containers, provided that in such event Seller shall reimburse Buyer for any loss which Buyer

[***] Confidential treatment requested

sustains on account of infringement if in such suit or action it is held that the manufacture or use of such containers did infringe a valid United States patent, provided that Buyer shall not be reimbursed for any incidental or consequential damages arising from such items as loss of profits or opportunity due to patent infringement and in no event shall Seller be responsible for damages in excess of the cost of the Containers purchased under this Agreement and the contents thereof.

(b)  Notwithstanding the foregoing, Buyer agrees to indemnify and defend Seller, from and against any and all awards or claims against Seller and court assessed decrees and costs resulting from infringement of any United States Patent to the extent that such infringement arises from any patent or technology licensed to or by Buyer, or any designs furnished by Buyer or expressly required by Buyer. Seller will provide reasonable assistance and information necessary to the defense of such claim. Seller will allow Buyer full opportunity to defend or dispose of such claim.

9.    CONFIDENTIALITY

Each party shall keep confidential the terms of this Agreement and all disclosures made by the other party containing business or technical information relating to the subject matter hereof, and shall neither disclose such information to anyone else nor use it for the receiving party’s separate benefit. Notwithstanding the foregoing, i) if Seller’s pricing information is to be verified under section 5(f) it will be verified by Price Waterhouse LLC; ii) if Buyer’s pricing information is to be verified under section 5(f) it will be verified by KPMG Peat Marwick LLC. This confidentiality obligation shall not apply to information that the receiving party can show was already known to it, became available from another party who had a right to disclose it, entered the public domain without its fault, or was subsequently developed independently of the disclosure. This confidentiality obligation will survive the termination or expiration of this Agreement, for any reason, for three (3) years.

10.    NOTICES

Any notice required or permitted hereunder shall be in writing and shall be sent to the address given below for the party to be notified, unless such party has previously notified the other of a change of address, in which case the notice shall be sent to such changed address:

Seller:	Constar, Inc.	Buyer:	New Century Beverage
Attn:	Frank Mechura, President One Crown Way Philadelphia, PA 19154 FAX# (215) 698-2539	Attn:	Sr. Vice President Supplier Development 1 Pepsi Way Somers, New York 10589-2201 Fax#: (914) 767-6629

Such notice shall be dispatched by prepaid registered or certified mail, and it shall be deemed to have been duly given or rendered upon receipt thereof.

11.    INTERPRETATION

When applicable, use of the singular form of any word shall mean or apply to the plural, and the neuter form shall mean or apply to the feminine, masculine or plural. The captions in this Agreement, including the headings to sections and paragraphs, are for convenience of reference only and shall not affect its interpretation or construction.

12.    EXHIBITS

All exhibits and all schedules or attachments to exhibits or schedules referenced in this Agreement as annexed hereto are incorporated herein by reference and made a part hereof. From time to time, any exhibit, schedule or attachment may be amended. Once amended, the restated exhibit, schedule or attachment incorporating such amendments shall be executed in accordance with Paragraph 13 hereof and then annexed to this Agreement.

13.    AMENDMENTS

This Agreement may not be amended except in a writing executed by authorized officers of both parties. All such revisions shall as of their effective date automatically become a part of this Agreement.

14.    [***]

At any time during the term hereof, Buyer may, [***], necessary to produce the Containers covered under this Agreement. Any offers submitted to Seller must include [***] for Containers supplied hereunder.

If Buyer [***] plastic Containers covered under this agreement, Seller shall [***] industry standard documentation regarding warranty and meet all applicable Buyer qualifications and specifications as detailed in Exhibit A as is normally required by Seller [***]. Seller agrees to use its best efforts to achieve and maintain qualification and acceptance of [***] specifications currently qualified by Buyer and Seller to run in Seller’s plants covered under this agreement will be deemed to be qualified for [***] under this clause. Seller will not be required to [***]. Subject to the foregoing, Seller agrees to accept such [***]. For the calendar year 1999, Seller is not required to use Buyer [***].

[***] Confidential treatment requested

15.    PARTNERSHIP TEAMS

A formalized process will be developed to establish partnership teams at both the executive level and the plant to plant level of Seller and Buyer. These teams will meet regularly to identify mutual areas where attention should be focused; they will discuss, among other things, improving communication and, quality improvements, operation enhancements, and system-wide cost reductions.

16.    QUALITY AND SERVICE

Seller agrees that it will provide all Containers to Buyer specifications in accordance with the warranty provisions set forth herein, and will maintain an overall quality and service level, with respect to the Containers covered under this Agreement, equal to or better than that of Buyer’s other suppliers of similar plastic containers.

Buyer shall supply Seller with annual defective material reports (DMRs) and plant surveys in order to compare Seller’s quality with that of Buyer’s other suppliers for like plastic containers. If Seller’s quality with respect to a specific type of Container is not found to equal or exceed the overall quality level of other Buyer suppliers of that type of container, a reasonable period of time shall be granted to Seller to meet the specified performance level without holding Seller as being in breach of this Agreement provided that Seller promptly and diligently pursues such performance level improvements and Buyer provides reasonable assistance to Seller. If said defects are not remedied by the end of such time period, Buyer may reduce the quantity of Containers purchased from Seller, without obligation for an increase in Contract Price due to a short fall in minimum annual quantities.

17.    CANCELLATION UPON DEFAULT

(a)  In the event Seller does not meet the basic performance measures provided in the quality and service standards detailed in Paragraph 16 of this Agreement, or in the event Seller does not maintain a competitive pricing posture consistent with the provisions of Paragraph 5 of this Agreement, Buyer may cancel this Agreement with respect to the specific supplier plant which cannot meet the basic performance measures or does not maintain the competitive pricing posture effective at the end of the second, third, or fourth Contract Years by providing at least six (6) months prior written notice.

(b)  In addition, either party may terminate this Agreement upon written notice in the event of a material default of the terms and conditions hereof, not already enumerated in this section, which remain uncured after sixty (60) days of receiving a written description of the nature of the default from the non-breaching party. Nothing in this section shall be construed to preclude the parties from their other respective remedies provided under general contract law provided that neither party shall be liable to the other for incidental or consequential damages, including without limitation lost profits.

18.    GENERAL

If any provision of this Agreement, whether a paragraph, sentence or portion thereof, is determined by a court of competent jurisdiction to be null and void or unenforceable, such provision shall be deemed to be severed, and the remaining provisions of this Agreement shall remain in full force and effect. Neither party shall be deemed to have waived any right, power, privilege or remedy unless such waiver is in writing and duly executed by it. No failure to exercise, delay in exercising or course of dealing with respect to any right, power, privilege or remedy shall operate as a waiver thereof by either party or of any other right, power, privilege or remedy. No exercise or partial exercise of any right, power, privilege or remedy shall preclude any other or further exercise thereof by either party or the exercise of any other right, power, privilege or remedy by either party.

19.    PRIOR AGREEMENTS AND MERGER

This Agreement contains the entire agreement of the parties and there are no agreements, representations or understandings with respect to the subject matter hereof other than those stated or referred to herein. This Agreement supersedes any and all other agreements, representations or understandings, written or oral, between the parties to this Agreement with respect to the subject matter hereof made prior to or contemporaneously herewith.

20.    GOVERNING LAW

This Agreement shall be governed by and enforced in accordance with the laws of New York.

21.    ASSIGNMENT

This Agreement shall not be assigned by either party without the prior written consent of the other. This Agreement will be binding, however, without such consent, on the successors of the parties and on the assignees or transferees of the business or assets of either party which relate to the transactions contemplated by this Agreement, and the party to this Agreement assigning or transferring said business or assets shall cause the assignee or transferee to assume and be bound by all of the rights and obligations of this agreement.

CONSTAR INTERNATIONAL, INC.		New Century Beverage

By:	/s/ FRANK J. MECHURA	By:
	President		Sr. Vice President Supplier Development

EXHIBITS

A-	Qualifications and Specifications

B-	Cells, Locations, Timeframes and Volumes

C-	Contract Prices

D-	[***]

E-	Freight Costs

F-	[***]

[***] Confidential treatment requested

EXHIBIT A

Qualifications
and
Specifications

(Pepsi-Cola North America Specifications
and Qualifications Manual)

November 1996

[***]

[***] Confidential treatment requested

Exhibit B (1)

Havre de Grace
Cell 1

• Term:	January 1, 1998 through December 31, 2003

• Volume	[***]

[***]

	• Baltimore	[***] starting 1/1/99

	• Cheverly	[***] starting 1/1/99

	• Cranston	[***] starting 1/1/98

	• Newport News	[***] starting 1/1/98

	• Piscataway	[***] starting 1/1/99

	• Philadelphia	[***] starting 1/1/98

	• Roanoke	[***] starting 1/1/98

	• Williamsport	[***] starting 1/1/99

	• Wilmington	[***] starting 1/1/99

	• Johnstown	Big Slam, 3 liter, 32oz. Claw and 64oz. All Sport for 1998 only, then out of Newark cell.

	• Huntingdon	20oz. for 1998, then out of Newark cell.

• CONSTAR supply point: Havre de Grace Complex, MD

• Volume forecast per attached schedule.

• [***]

[***] Confidential treatment requested

Exhibit B (Cell 1)

Havre de Grace

1998 Forecast volume (m bottles)

Location	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	1 L Acquafina	32 ounce Claw	64 ounce All Sport	Total
Baltimore	***	***	***	***	***	***	***	***	***	***
Cheverly	***	***	***	***	***	***	***	***	***	***
Cranston	***	***	***	***	***	***	***	***	***	***
Huntingdon*	***	***	***	***	***	***	***	***	***	***
Johnstown*	***	***	***	***	***	***	***	***	***	***
Newport News	***	***	***	***	***	***	***	***	***	***
Philadelphia	***	***	***	***	***	***	***	***	***	***
Roanoke	***	***	***	***	***	***	***	***	***	***
Williamsport	***	***	***	***	***	***	***	***	***	***
Wilmington	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***

Huntington and Johnstown volumes shift to Newark (Cell 4) in 1999.

1999-2003 Forecast Volume (m bottles)

Location	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	1 L Acquafina	32 ounce Claw	64 ounce All Sport	Total
Baltimore	***	***	***	***	***	***	***	***	***	***
Cheverly	***	***	***	***	***	***	***	***	***	***
Cranston	***	***	***	***	***	***	***	***	***	***
Newport News	***	***	***	***	***	***	***	***	***	***
Philadelphia	***	***	***	***	***	***	***	***	***	***
Piscataway	***	***	***	***	***	***	***	***	***	***
Roanoke	***	***	***	***	***	***	***	***	***	***
Williamsport	***	***	***	***	***	***	***	***	***	***
Wilmington	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***

All above volumes based on 1998 Pepsi-Cola Company Forecast volumes

[***] Confidential treatment requested

Exhibit B(2) Amended

Orlando

Cell 2

• Term:	January 1, 1998 through December 31, 2003

• Volume	[***]

[***]

• Jacksonville [***] starting 1/1/99

• Miami [***] starting 1/1/99

• Orlando [***] starting 1/1/99

• Tampa [***] starting 1/1/99

• CONSTAR supply point: Orlando, FL

• Contract Pricing per Cell 1 & 4, Exhibit C of current supply agreement

• All contract terms and conditions per current supply agreement

• Volume forecast per T1 2000 Forecast

[***] Confidential treatment requested

Exhibit B (3)

Dallas

Cell 3

• Term:	January 1, 1998 through December 31, 1999

• Volume:	[***]

[***]

• Ft. Smith [***] starting 1/1/98

• Houston [***] starting 1/1/98

• Mesquite [***] starting 1/1/98

• San Antonio [***] starting 1/1/98

• Tulsa [***] starting 1/1/98

• Wichita [***] starting 1/1/99

• CONSTAR supply points : Dallas and Houston, TX only—effective 1/1/99

• Volume forecast per attached schedule.

[***] Confidential treatment requested

Exhibit B (Cell 3)
Dallas

1998 Forecast volume (m bottles)

Location	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	1 L Aquafina	32 ounce Claw	64 ounce All Sport	Total
Ft. Smith	***	***	***	***	***	***	***	***	***	***
Houston	***	***	***	***	***	***	***	***	***	***
Mesquite	***	***	***	***	***	***	***	***	***	***
San Antonio	***	***	***	***	***	***	***	***	***	***
Tulsa	***	***	***	***	***	***	***	***	***	***
Wichita	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***

Totals

1999 Forecast volume (m bottles)
Location	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	1 L Aquafina	32 ounce Claw	64 ounce All Sport	Total
Ft. Smith	***	***	***	***	***	***	***	***	***	***
Houston	***	***	***	***	***	***	***	***	***	***
Mesquite	***	***	***	***	***	***	***	***	***	***
San Antonio	***	***	***	***	***	***	***	***	***	***
Tulsa	***	***	***	***	***	***	***	***	***	***
Wichita	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***

All above volumes based on 1998 Pepsi-Cola Company Forecast volumes

[***]	Confidential treatment requested

Exhibit B (Cell 4)

Newark

1998 Forecast volume (m bottles)

Location	12 ounce	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	32 ounce Claw	64 ounce All Sport	Total
Huntingdon	***	***	***	***	***	***	***	***	***	***
Johnstown	***	***	***	***	***	***	***	***	***	***
McKees Rocks	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***

1999-2003 Forecast Volume (m bottles)
Location	12 ounce	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	32 ounce Claw	64 ounce All Sport	Total
Dayton	***	***	***	***	***	***	***	***	***	***
Huntingdon	***	***	***	***	***	***	***	***	***	***
Johnstown	***	***	***	***	***	***	***	***	***	***
McKees Rocks	***	***	***	***	***	***	***	***	***	***
Twinsburg	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***

All above volumes based on 1998 Pepsi-Cola Company Forecast volumes

[***]	Confidential treatment requested

EXHIBIT B(4)

Newark

Cell 4

• Term:	January 1, 1998 through December 31, 2003

• Volume:	[***]

[***]

	• Dayton	Starting 1/1/99

	• Huntingdon	Big Slam and 2 liter only in 1998

	• Johnstown	Big Slam and 2 liter only in 1998

	• McKees Rock	Big Slam and 2 liter only in 1998

	• Twinsburg	Starting 1/1/99

• CONSTAR supply point: Newark, OH

• Volume forecast per attached schedule.

• [***]

•    Buyer will direct Seller no later than 8/7/98 as to style type of 20 oz. molds for the Newark cell. If Buyer subsequently directs Seller to buy different style molds before the original molds are fully depreciated, Buyer will reimburse Seller for the unamortized balance remaining.

[***] Confidential treatment requested

Exhibit B (5)

Spot Business

Cell 5

•	Term: One year-January 1, 1998 through December 31, 1998

•	Volume: [***]

[***]
•        Atlanta

•        Burnsville

•        Columbia

•        Dayton

•        Denver

•        Knoxville

•        Nashville

•        Phoenix

•        Omaha

•        Salt Lake City

•        St. Louis

•        Twinsburg

•        Williamsport

•        Winston-Salem

•	CONSTAR supply point: Various

•	Volume forecast per attached schedule.

[***] Confidential treatment requested

Exhibit B (Cell 5)

Spot Business

1998 Forecast volume (m bottles)

Location	12 ounce	16 ounce	20 ounce	24 ounce	Big Slam	2 Liter	3 Liter	1 L Aquafina	32 ounce. Claw	64 ounce All Sport	Total
Atlanta	***	***	***	***	***	***	***	***	***	***	***
Burnsville	***	***	***	***	***	***	***	***	***	***	***
Columbia	***	***	***	***	***	***	***	***	***	***	***
Dayton	***	***	***	***	***	***	***	***	***	***	***
Denver	***	***	***	***	***	***	***	***	***	***	***
Knoxville	***	***	***	***	***	***	***	***	***	***	***
Nashville	***	***	***	***	***	***	***	***	***	***	***
Omaha	***	***	***	***	***	***	***	***	***	***	***
Phoenix	***	***	***	***	***	***	***	***	***	***	***
Salt Lake City	***	***	***	***	***	***	***	***	***	***	***
St. Louis	***	***	***	***	***	***	***	***	***	***	***
Twinsburg	***	***	***	***	***	***	***	***	***	***	***
Winston-Salem	***	***	***	***	***	***	***	***	***	***	***

Totals	***	***	***	***	***	***	***	***	***	***	***

All	above volumes based on 1998 Pepsi-Cola Company Forecast volumes

[***] Confidential	treatment requested

EXHIBIT C

Contract Pricing

($/m)

	12 oz.	16 oz.	20 oz.	24 oz.	1 L B/S	2 Liter	3 Liter	32oz. Claw
Cell 1 & 4
Year 1	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***
5 & 6	***	***	***	***	***	***	***	***

	12 oz.	16 oz.	20 oz.	24 oz.	1 Liter B/S	2 Liter	3 Liter	32oz. Claw
Cell 2 & 3
Year 1	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***

	12 oz.	16 oz.	20 oz.	24 oz.	1 Liter B/S	2 Liter	3 Liter	32oz. Claw
Cell 5
Year 1	***	***	***	***	***	***	***	***

♦	All prices based on *** and gram weights listed
♦	*** and 64oz. AllSport at current pricing (*** and *** respectively) until Pepsi discontinues the packages, only changes in pricing ***
♦	***
[***] Confidential	treatment requested

EXHIBIT C—Continued

[***]

[***] Confidential	treatment requested

Exhibit C

[***]

Container Gram Weights

•	Container gram weights ([***]).

Size	Weight
12 ounce	[***] grams
16 ounce	[***] grams
20 ounce	[***] grams
24 ounce	[***] grams
1L Big Slam	[***] grams
2L	[***] grams
3L	[***] grams
32 ounce Claw/1 liter A/Q	[***] grams
64 ounce All Sport	[***] grams

[***]	Confidential treatment requested

Exhibit C

[***]

[***] Confidential	treatment requested

Exhibit D

[***]

[***] Confidential	treatment requested

Exhibit E

Freight Charges

[***]

[***] Confidential	treatment requested

Exhibit F

[***]

[***] Confidential	treatment requested